Exhibit 24(b)(10)(b)


                               PEPPER HAMILTON LLP
                              3000 Two Logan Square
                           Eighteenth and Arch Streets
                           Philadelphia, PA 19103-2799

                                                     April 29, 1998

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                  Re:      SCM Portfolio Fund, Inc.
                           File Nos. 33-23517 and 811-5630

Dear Sir/Madam:

                  On behalf of SCM Portfolio Fund, Inc. (the "Fund"), enclosed for filing is a copy of Post-Effective Amendment No. 10 ("Amendment") to the Fund's Registration Statement on Form N-1A. The Amendment has been marked to reflect the changes made in the Fund's Registration Statement since the last amendment was filed in April 1997.

                  The Amendment is being filed pursuant to Rule 485(b) of the 1933 Act to include updated financial statements for the Fund's fiscal year ended December 31, 1997.

                  As counsel to the Fund, we assisted in the preparation of the Amendment and hereby certify that the Amendment meets the requirements for effectiveness under Rule 485(b).

                  Please telephone Joseph V. Del Raso, Esquire of this office at 215-981-4506 or the undersigned at 215-981-4553 with any questions or comments.

                                                     Very truly yours,


                                                     /s/ Dorothy M. Allison
                                                     Dorothy M. Allison, Esquire
DMA/usd
Enclosure
cc:      Stephen C. McCutcheon (w/encl.)
         Joseph V. Del Raso, Esquire (w/encl.)